FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

        THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into as of May 11, 2009, by and between 302 SABAL PARK PLACE LONGWOOD, LLC, and 385 GOLF BROOK CIRCLE LONGWOOD, LLC, each a Delaware limited liability company (collectively, “Seller”) and NTS REALTY HOLDINGS LIMITED PARTNERSHIP, a Delaware limited partnership (“Purchaser”).

        WHEREAS, Purchaser and Seller entered into that certain Purchase and Sale Agreement, dated as of April 10, 2009 (the “Agreement”), for the purchase and sale of certain properties more particularly described in the Agreement; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement; and

        WHEREAS, Purchaser and Seller have agreed to amend and modify the Agreement, as specified below.

        NOW, THEREFORE, in consideration of the above recitals, and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by both parties, it is mutually understood and agreed that the Agreement is amended as follows:

        1.        Amendment to Agreement. The definition of “Inspection Period” in Section 1.1.12 of the Agreement is hereby deleted and the following is hereby inserted in lieu thereof:

"Inspection Period": The Period beginning on the Effective Date and ending on May 13, 2009.

        2.        Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original but both of which shall constitute one and the same instrument. Any signature to this Amendment produced via facsimile shall be deemed an original signature and be binding upon the parties hereto.

        3.        Continuing Effect of Agreement. Except as specifically amended and modified above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

        4.        Miscellaneous.

                   (A)     This Agreement shall governed by, and construed in accordance with, the laws of the State of Florida and the substantive federal laws of the United States.

                   (B)     If any provision of this Amendment is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Amendment will remain in full force and effect.

                   (C)     This Amendment shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and assigns.

        IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment as of the date set forth above.

SELLER: 302 SABAL BARK PLACE LONGWOOD, LLC, a Delaware limited liability company By: /s/ Gregory Newman —————————————— Name: Gregory Newman Title: Senior Vice President

385 GOLF BROOK CIRCLE LONGWOOD, LLC, a Delaware limited liability company By: /s/ Gregory Newman —————————————— Name: Gregory Newman Title: Senior Vice President

PURCHASER:

NTS REALTY HOLDINGS LIMITED
PARTNERSHIP, a Delaware limited partnership

By:  NTS Realty Capital, Inc., a Delaware
corporation, its managing general partner

By: /s/ Neil A. Mitchell
——————————————
Name: Neil A. Mitchell
Title: Senior Vice President